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     As filed with the Securities and Exchange Commission on July 28, 2000.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: July 27, 2000
                        (Date of earliest event reported)


                                 LMKI, INC.

             (Exact name of registrant as specified in its charter)



           Nevada                         0-26578               33-0662114

(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)




               3355 Michelson Drive, Suite 300, Irvine, California 92612

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (949) 794-3000


                                 Not applicable

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On July 27, 2000, LMKI, Inc., (the "Company") received notification from The Nasdaq Stock Market ("Nasdaq") that the Company's application for listing on the Nasdaq was rejected. A copy of the Company's press release is attached hereto as Exhibit 99.1.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 LMKI press release dated July 28, 2000, announcing denial of the Company's application for listing on the Nasdaq National Market.





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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on July 28, 2000.

                                        LMKI, INC.


                                           /S/  JOHN W. DIEHL, JR.
                                        By -------------------------------------
                                           John W. Diehl, Jr.
                                           Chief Financial Officer






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                                INDEX TO EXHIBITS

The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.    Description
-----------    -----------

99.1 LMKI press release dated July 28, 2000, announcing denial of the Company's application for listing on the Nasdaq National Market.